                   MORGAN STANLEY EMERGING MARKETS FUND, INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        JULY 1, 2007 - DECEMBER 31, 2007

                                                                   AMOUNT OF    % OF
                                        OFFERING       TOTAL        SHARES     OFFERING  % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF    PRICE OF     AMOUNT OF     PURCHASED  PURCHASED     TOTAL                      PURCHASED
   PURCHASED    TRADE DATE  OFFERING     SHARES       OFFERING      BY FUND    BY FUND     ASSETS      BROKERS            FROM
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                                                                                                        Merrill
                                                                                                        Lynch
                                                                                                     International,
                                                                                                        Credit
                                                                                                         Suisse,
                                                                                                        JPMorgan,
                                                                                                          Morgan
                                                                                                         Stanley,     DSP Merrill
   HDFC Bank     07/18/07      --      US$ 92.1      USD 698mm      1657800      0.27%      0.00%        Nomura         Lynch
                                                                                                      Securities,
                                                                                                        Deutsche
                                                                                                          Bank
                                                                                                      Securities,
                                                                                                          UBS
                                                                                                       Investment
                                                                                                          Bank
                                                                                                        Goldman
                                                                                                         Sachs,
                                                                                                        Goldman
                                                                                                         Sachs
                                                                                                         (Asia)
                                                                                                        L.L.C.,
                                                                                                         Morgan
                                                                                                        Stanley,
                                                                                                          BOC
                                                                                                      International,
                                                                                                         Morgan
                                                                                                        Stanley
                                                                                                          Asia
  Sino-Ocean                                                                                            Limited,         Boci
 Land Holdings   09/21/07      --      HKD 7.70     USD 1.53 bin    72,000       0.00%      0.02%      BOCI Asia      Securities
                                                                                                        Limited,
                                                                                                         Guotai
                                                                                                         Junan
                                                                                                       Securities
                                                                                                      (Hong Kong)
                                                                                                        Limited,
                                                                                                        DBS Asia
                                                                                                        capital
                                                                                                        Limited,
                                                                                                        Tai Fook
                                                                                                       Securities
                                                                                                        Company
                                                                                                        Limited
                                                                                                        ABN AMRO
                                                                                                      Rothschild,
    Innolux                                                                                              Credit
    Display      11/01/07      --      US $9.02      US $1.35bn     148,643      0.09%      0.18%        Suisse,      Credit Suisse
  Corporation                                                                                             Morgan
                                                                                                         Stanley
                                                                                                         Merrill
                                                                                                         Lynch &
                                                                                                        Co., Ita u
                                                                                                       BBA, Morgan
   Bolsa De                                                                                              Stanley,
 Mercadorias &                                                                                           Bradesco       JPMorgan
    Futuros      11/29/07      --      20.00 BRL  $5,203,214,720   114,000       0.04%      0.19%         BBI,
                                                       BRL                                             JPMorgan,
                                                                                                         Citi,
                                                                                                        Deutsche
                                                                                                          Bank
                                                                                                      Securities,
                                                                                                       Santander
                                                                                                      Investment,
                                                                                                          HSBC
                                                                                                        Merrill
                                                                                                        Lynch &
                                                                                                       Co., Ita u
                                                                                                      BBA, Morgan
                                                                                                        Stanley,
                                                                                                        Bradesco
                                                                                                          BBI,
   Bolsa De                                                                                            JPMorgan,
 Mercadorias &                                                                                           Citi,         JPMorgan
    Futuros      11/29/07      --      20.00 BRL  $5,203,214,720   10,000        0.00%      0.19%       Deutsche
                                                       BRL                                                Bank
                                                                                                      Securities,
                                                                                                       Santander
                                                                                                      Investment,
                                                                                                          HSBC